                                                                      EXHIBIT 21

                             TENNECO PACKAGING INC.
                       LIST OF SUBSIDIARIES AND AFFILIATES
                               AS OF MAY 31, 1999

TENNECO PACKAGING INC. (DELAWARE)
     A&E Plastics, Inc. (Delaware).....................................................................100 %
     Counce Finance Corporation (Delaware).............................................................100
     Dongguan PCA Packaging Co., Ltd. (Peoples Republic of China).......................................50
         (Tenneco Packaging Inc. owns 50%; and Dongguan Dong Ya Color Printing &
         Packaging Factory, an unaffiliated company, owns 50%)
     EKCO Products, Inc. (Illinois)....................................................................100
     E-Z Por Corporation (Delaware)....................................................................100
     Glacier-Cor US Corporation (Delaware).............................................................100
          Glacier-Cor US Holding Corporation (Delaware)................................................100
              E. H. Carton Products - Management Company Ltd. (Israel)..................................50
                  (Glacier-Cor US Holding Corporation owns 50%; and
                  non-affiliates owns 50%)
                  Glacier-Cor 1995 L.P. (Israel).........................................................2
                      (E.H. Carton Products - Management Company Ltd. owns 2%;
                       Ha'Lakoach Ha'Neeman Ha'Sheesheen Ou'Shena'yim Ltd.
                       owns 49%; and non-affiliates own 49%)
              Ha'Lakoach Ha'Neeman Ha'Sheesheem Ou'Shena'yim Ltd.  (Israel).............................99
                  (Glacier-Cor US Holding Corporation owns 99%; and Hexacomb
                   Corporation owns 1%)
                  Glacier-Cor 1995 L.P. (Israel)........................................................49
                      (Ha'Lakoach Ha'Neeman Ha'Sheesheen Ou'Shena'yim Ltd.
                       owns 49%; non-affiliates own 49%; and E. H. Carton Products -
                       Management Company Ltd. owns 2%)
                  Kinarot Pallet Ltd. (Israel)..........................................................50
                      (Ha'Lakoach Ha'Neeman owns 50%; and I.M.A. Engineering,
                       an Israeli company and a non-affiliate, owns 50%)
                  Yamaton Ltd. (Israel..................................................................33.3
                      (Ha'Lakoach Ha'Neeman owns 33.3%; and non-affiliates,
                       Kibbutz Ein Hamifietz and Kibbutz Ga'aton own 66.7%)
     Hexacomb Corporation (Illinois)...................................................................100
         Ha'Lakoach Ha' Neeman Ha' Sheesheem Ou' Shena'yim Ltd. (Israel).................................1
              (Hexacomb Corporation owns 1%; and Glacier-Cor US Holding Corporation owns 99%. Subsidiaries are listed above.)
         Hexajapan Company, Ltd. (Japan)................................................................60
              (Hexacomb Corporation owns 60%; and non-affiliates own 40%)
     Packaging Corporation of America (Delaware)........................................................45
         (Tenneco Packaging Inc. owns 45%; and PCA Holdings LLC, an unaffiliated limited liability company, owns 55%)
         American Cellulose Corporation (Delaware)......................................................50
              (Packaging Corporation of America owns 50%; and Larry E. Homan, an unaffiliated individual, owns 50%)
         Dahlonega Packaging Corporation (Delaware)....................................................100
         Dixie Container Corporation (Virginia)........................................................100

                             TENNECO PACKAGING INC.
                       LIST OF SUBSIDIARIES AND AFFILIATES
                               AS OF MAY 31, 1999

SUBSIDIARIES OF TENNECO PACKAGING INC. (DELAWARE)
     SUBSIDIARIES OF PACKAGING CORPORATION OF AMERICA (DELAWARE)
         PCA Hydro, Inc. (Delaware)....................................................................100 %
         PCA Tomahawk Corporation (Delaware)...........................................................100
         PCA Valdosta Corporation (Delaware)...........................................................100
     PCA Box Company (Delaware)1/......................................................................100
     PCA Romania Srl (Romania)..........................................................................50
         (Tenneco Packaging Inc. owns 50%; and Kraftcorr Inc., an unaffiliated company, owns 50%)
     PCA West Inc. (Delaware)..........................................................................100
         Coast-Packaging Company (California General Partnership).......................................50
              (PCA West Inc. owns 50%, as General Partner; and J. G. Haddy Sales
               Company, an unaffiliated company, owns 50%, as General Partner)
     Pressware International, Inc. (Delaware)..........................................................100
     Revere Foil Containers, Inc. (Delaware)...........................................................100
     Sentinel Polyolefins, L.L.C........................................................................50
         (Tenneco Packaging Inc. owns 50%; and Sentinel Products Corp., an unaffiliated company and its principals, own 50%)
     Suncor, Inc. (South Carolina).....................................................................100
     Tenneco AVI Acquisition Inc. (Delaware)...........................................................100
     Tenneco CAP Acquisition Inc. (Delaware)1/.........................................................100
     Tenneco CPI Holding Company (Delaware)............................................................100
     Tenneco Forest Products GmbH (Germany)............................................................100
         PCA Embalajes Espana S.L. (Spain)..............................................................99
              (Tenneco Forest Products GmbH owns 99%; and Omni-Pac Ekco GmbH
              Verpackungsmittel owns 1%)
     Tenneco NHC Inc. (Nevada).........................................................................100
     Tenneco Packaging de Mexico, S.A. de C.V. (Mexico)..................................................0.01
         (Tenneco Packaging Inc. owns 1 share; and Tenneco Packaging
          International Holdings Inc. owns 499,999 shares)
     Tenneco Packaging Deutschland Holdinggesellschaft mbH (Germany)...................................100
         Tenneco Omni-Pac GmbH & Co. KG Verpackungsmittel (Germany)......................................  *
              (Tenneco Packaging Deutschland Holdinggesellschaft mbH is the
               Limited Partner; and Omni-Pac Verpackungsmittel Verwaltungs-
               gesellschaft mbH is the General Partner)
         Tenneco Omni-Pac Ekco Verpackungsmittel GmbH & Co. KG (Germany).................................  *
              (Tenneco Packaging Deutschland Holdinggesellschaft mbH is the
               Limited Partner; and Omni-Pac Ekco Verpackungsmittel Verwaltungs-
               gesellschaft mbH is the General Partner)

_______________________

1/   In dissolution.

* Ownership interest percentage to be inserted by amendment [upon completion of corporate restructuring transactions].
                                       -2-

                             TENNECO PACKAGING INC.
                       LIST OF SUBSIDIARIES AND AFFILIATES
                               AS OF MAY 31, 1999

SUBSIDIARIES OF TENNECO PACKAGING INC. (DELAWARE)
     SUBSIDIARIES OF TENNECO PACKAGING DEUTSCHLAND HOLDINGGESELLSCHAFT MBH (GERMANY)
         Tenneco Sengewald Verpackungen GmbH & Co. KG (Germany)..........................................  * %
              (Tenneco Packaging Deutschland Holdinggesellschaft mbH is the
               Limited Partner; and Sengewald Verpackung Verwaltungs-
               gesellschaft mbH is the General Partner)
         Tenneco Kobusch-Folien GmbH & Co. KG (Germany)..................................................  *
              (Tenneco Packaging Deutschland Holdinggesellschaft mbH is the
               Limited Partner; and Kobusch-Folien Verwaltungsgesellschaft mbH
               is the General Partner)
         Tenneco Nord-West Verpackung GmbH & Co. KG (Germany)............................................  *
              (Tenneco Packaging Deutschland Holdinggesellschaft mbH is the
               Limited Partner; and Nord-West Verpackung Verwaltungs-
               gesellschaft mbH is the General Partner)
         Tenneco Sengewald Klinikprodukte GmbH & Co. KG (Germany)........................................  *
              (Tenneco Packaging Deutschland Holdinggesellschaft mbH is the
               Limited Partner; and Sengewald Klinikprodukte Verwaltungs-
               gesellschaft mbH is the General Partner)
     Tenneco Packaging Hungary Packaging Material Limited (Hungary)2/..................................100
               Budafok Recycling Waste Paper Recovery Ltd. (Hungary)....................................63.8
              (Tenneco Packaging Hungary Packaging Material Limited owns 63.8%;
               and Asco Hungaria Kft., an unaffiliated company, owns 36.2%)
     Tenneco Packaging Specialty and Consumer Products Inc. (Delaware).................................100
     Tenneco Protective Packaging Inc. (Delaware)......................................................100
         AVI Technologies, Inc. (Delaware).............................................................100
     Tenneco Rochester Acquisition Inc. (Delaware)3/...................................................100
     Tenneco Windsor Box & Display, Inc. (Delaware)3/..................................................100
     The Corinth and Counce Railroad Company (Mississippi).............................................100
         Valdosta Southern Railroad Company (Florida)..................................................100
     798795 Ontario Limited (Ontario)..................................................................100
         Astro-Valcour, Ltd. (Ontario).................................................................100
         Tenneco Packaging Canada Inc. (Ontario).......................................................100
         Tenneco Packaging - Hexacomb Limited (Ontario)................................................100
              Shearmat Structures Ltd. (Manitoba)......................................................100
     Zhejing Zhongbao Packaging (Peoples Republic of China).............................................37.5
         (Tenneco Packaging Inc. owns 37.5%; and non-affiliates own 62.5%)

_______________________

2/   This company is commonly referred to as "Tenneco Packaging Hungary Kft."

3/   In dissolution.

* Ownership interest percentage to be inserted by amendment [upon completion of corporate restructuring transactions].
                                       -3-